CHESAPEAKE UTILITIES CORPORATION First Quarter 2024 Earnings Conference Call May 9, 2024 Exhibit 99.1

Today’s Presenters Jeff Householder Chair of the Board, President, and Chief Executive Officer Beth Cooper Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Corporate Secretary Jim Moriarty Executive Vice President, General Counsel, Corporate Secretary, and Chief Policy and Risk Officer Lucia Dempsey Head of Investor Relations

Safe Harbor for Forward-Looking Statements Safe Harbor Statement Some of the statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable law.  Such forward--looking statements may be identified  by the use of words, such as “project,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “continue,” “potential,” “forecast” or other similar words, or future or conditional verbs such as “may,” “will,” “should,” “would” or “could.” These statements represent our intentions, plans, expectations, assumptions and beliefs about our future financial performance, business strategy, projected plans and objectives.  These statements are subject to many risks and uncertainties and actual results may materially differ from those expressed  in these forward-looking statements.  Please refer to Chesapeake Utilities Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in this presentation. Non-GAAP Financial Information This presentation includes non-GAAP financial measures including Adjusted Gross Margin, Adjusted Net Income and Adjusted Earnings Per Share (“EPS*”). A "non-GAAP financial measure" is generally defined as a numerical measure of a company's historical or future performance that includes or excludes amounts, or that is subject to adjustments, so as to be different from the most directly comparable measure calculated or presented in accordance with GAAP. Our management believes certain non-GAAP financial measures, when considered together with GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. The Company calculates Adjusted Gross Margin by deducting the purchased cost of natural gas, propane and electricity and the cost of labor spent on direct revenue-producing activities from operating revenues. The costs included in Adjusted Gross Margin exclude depreciation and amortization and certain costs presented in operations and maintenance expenses in accordance with regulatory requirements. The Company calculates Adjusted Net Income and Adjusted EPS by deducting costs and expenses associated with significant acquisitions that may affect the comparison of period-over-period results. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The Company believes that these non-GAAP measures are useful and meaningful to investors as a basis for making investment decisions and provide investors with information that demonstrates the profitability achieved by the Company under allowed rates for regulated energy operations and under the Company's competitive pricing structures for unregulated energy operations. The Company's management uses these non-GAAP financial measures in assessing a business unit and Company performance. Other companies may calculate these non-GAAP financial measures in a different manner. See Appendix for a reconciliation of Gross Margin, Net Income and EPS, all as defined under GAAP, to our non-GAAP measures of Adjusted Gross Margin, Adjusted Net Income, and Adjusted EPS for each of the periods presented. *Unless otherwise noted, EPS and Adjusted EPS information is presented on a diluted basis.

Growth in earnings to support dividend growth and increased shareholder value Foundation of operational excellence across the organization Executing On Our Long-Term Growth Plan Continually execute on business transformation Proactively manage regulatory agenda Prudently deploy investment capital

Q1 2024 Highlights: Continuing to Build Momentum 1 See appendix for GAAP to non-GAAP reconciliation for adjusted diluted earnings per share. 2 Excludes TCJA impact in 2017; 2023 excludes transaction-related costs associated with the FCG acquisition. Operational Accomplishments Strategic Capital Investments Increasing margin contributions from continued transmission expansions Regulated natural gas distribution customer growth of 2x national average Realized meaningful contribution from non-regulated businesses Weather was colder than last year, but warmer than normal Prudently managing expenses amid impact of FCG financings and challenging economic environment Reaffirmed 2024 capital investment guidance of $300M to $360M Multiple regulatory initiatives approved supporting natural gas demand Multiple expansions of transmission systems under construction to support strong customer growth Continuing our business transformation initiatives to support our larger footprint and achieve operational efficiencies Florida City Gas (FCG) Integration Delivered incremental margin contributions from FCG Executing capital investment plan consistent with acquisition expectations Realized efficiencies by leveraging enterprise-wide processes including management of SAFE & GUARD programs Filed three new RNG projects with the Florida Public Service Commission (PSC) and one supply header project to support demand for natural gas service Filed for a $50 million increase in the SAFE program with the Florida PSC Remain on track to achieve 2024 Adjusted EPS guidance of $5.33-$5.45 and longer-term 2025 and 2028 outlook

Q1 2024 Strong Financial Performance $3.5M Pipeline Expansions and Natural Gas Organic Growth $1.0M Increased Gathering Fees for Aspire Energy $2.8M Regulated Infrastructure Programs  and Recovery Mechanisms   $1.9M Changes in Customer Consumption $0.6M Higher Propane Margins per Gallon and Fees $25.4M Contribution from FCG and other acquisitions Key Adjusted Gross Margin Drivers 1 Diluted Earnings Per Share Growth from Continuing Operations; 2024 excludes transaction and transition-related costs associated with the FCG acquisition. +3%

FCG Integration Fully On-Track Achieving Synergies Optimizing Operations Accelerating Investment Opportunities Reviewing operational efficiencies Consolidating processes and resources Analyzing technology enhancements “Best of Both” approach to customer care, project management and operations Sharing resources and insight between legacy and FCG businesses Identifying capital projects to drive growth as one combined company Leveraging regulatory expertise to accelerate project reviews and approvals

Major Projects and Initiatives Driving Adj. Gross Margin Growth

Our projects and initiatives underway will continue to drive adjusted gross margin growth while new projects and regulatory initiatives will increase earnings across our guidance period

Project/Initiative *(in thousands)*	Three Months ended March 31, 2024	Three Months ended March 31, 2023	Year Ended December 2023	Estimate for Fiscal 2024	Estimate for Fiscal 2025
Pipeline Expansions:					
Southern Expansion	$ 586	$ -	$ 586	$ 2,344	$ 2,344
Beachside Pipeline Extension	603	-	1,810	2,451	2,414
North Ocean City Connector	-	-	-	-	494
St. Cloud / Twin Lakes Expansion	146	-	264	584	584
Wildlight	199	26	471	2,000	2,038
Lake Wales	114	-	265	454	454
Newberry	-	-	-	862	2,585
Boynton Beach	-	-	-	-	3,342
New Smyrna Beach	-	-	-	-	1,710
Total Pipeline Expansions	1,648	26	3,396	8,695	15,965
CNG/RNG/LNG Transportation and Infrastructure	3,435	3,521	11,181	$ 12,500	$ 13,969
Regulatory Initiatives:					
Florida GUARD Program	589	-	353	3,231	5,602
FCG SAFE Program	412	-	-	2,683	5,293
Capital Cost Surcharge Programs	831	720	2,829	3,979	4,374
Florida Rate Case Proceeding[1]	5,595	4,097	15,835	17,153	17,153
Maryland Rate Case Proceeding[2]	-	-	-	TBD	TBD
Electric Storm Protection Plan	630	206	1,326	2,433	3,951
Total Regulatory Initiatives	8,057	5,023	20,343	29,479	36,373
Total	$ 13,140	$ 8,570	$ 34,920	$ 50,674	$ 66,307
Year-Over-Year Change				$ 15,754	$ 15,633

Peninsula Pipeline Company East Coast Transmission Projects

Capex: $35.8 million
2025 Gross Margin: $5.1 million
Full-Year Annualized Margin: $6.3 million

- Boynton Beach and New Smyrna Beach to increase supply capability and enhance reliability for FPU's distribution systems

CHESAPEAKE UTILITIES CORPORATION

[1] Includes adjusted gross margin during 2023 comprised of both interim rates and permanent base rates which became effective in March 2023.
[2] Rate case application and depreciation study filed with the Maryland PSC in January 2024.

8

2024 Capital Investment On Track to Drive Margin Growth Q1 Capital Spend Progress 21% 79% in Q1 in Q2 – Q4 Quarter-to-date capital expenditures on track, with $70.6M in spending on strategic growth opportunities and technology transformation $300 - $360M 2024E Capital Expenditures Regulated Energy CapEx: $265 - $318M Natural Gas Distribution: $150 - $170M Natural Gas Transmission: $90 - $120M Electric Distribution: $25 - $28M Unregulated Energy CapEx: $31 - $36M Propane Distribution: $13 - $15M Energy Transmission: $5 - $6M Other Unregulated: $13 - $15M General Corporate CapEx: $4 - $6M We remain on track for 5-Year CapEx Plan of $1.5 – $1.8B

Key Drivers of Performance – Three Months Ended March 31, 2024 1 See appendix for GAAP to non-GAAP reconciliation for adjusted diluted earnings per share. 2 Includes a benefit from RSAM of $3.4 million, pre-tax, or $0.11 per share. 3 Does not include RSAM benefit, which is included in depreciation expense. Our core business performance, strong customer demand and recent acquisition of Florida City Gas drove increased earnings per share, only partially offset by financing costs related to the FCG acquisition. Lower legacy business operating expenses (excluding FCG) Absence of Reduction in state tax rate Interest and other changes Florida City Gas acquisition3 Legacy business growth (Excluding weather & FCG) Increase in legacy business customer consumption Depreciation, amortization and property tax costs2 Adjusted Diluted Earnings Per Share1 Contribution from recent acquisitions shares outstanding due to equity offerings Q1 2024 Q1 2023

Increasing Gross Margin Driving Bottom-Line Income Growth 1 See appendix for a reconciliation of non-GAAP metrics. 2 Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to transition services, consulting, system integration, rebranding and legal fees. Gross margin growth drove higher bottom-line net income: both approaching 30% growth Excluding transaction and transition-related expenses2, operating income increased $25.6 million, or 47% Adjusted Gross Margin1 Operating Income Adjusted Net Income1 +27% +45% +29%

Regulated Energy Segment Generates Strong Margin and Operating Income Growth Operating income up 57% (excluding FCG transaction and transition-related expenses) driven by: Contribution of earnings attributable to Florida City Gas Organic growth in natural gas distribution operations, including propane CGS conversions Pipeline expansions underway by our natural gas transmission entities Permanent rate changes associated with Florida natural gas base rate proceeding Incremental margins from regulated infrastructure programs Q1 2024 Highlights 1See appendix for GAAP to non-GAAP reconciliation of adjusted gross margin. 2Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to transition services, consulting, system integration, rebranding and legal fees. Strong gross margin, coupled with expense management, drove $20M in higher operating income   Fourth Quarter Change   First Quarter Change (in thousands) 2023 2022 $ %   2024 2023 $ % Adjusted Gross Margin1 $93,458 $79,452 $14,006 0.17628253536726576   $,118,508 $86,982 $31,526 0.36244280425835229                   Depreciation, amort. & property taxes 15,238 18,736 -3,498 (18.7)%   20,955 18,670 2,285 12.2% Transaction and transition-related expenses2 6,456 0 6,456 NMF 921 0 921 N/A Other operating expenses 37,393 29,601 7,792 0.26323435019087194   38,523 30,687 7,836 0.25535242936748459 Operating income $34,371 $31,115 $3,256 0.10464406234934918   $58,109 $37,625 $20,484 0.54442524916943524   Fourth Quarter Change   First Quarter Change (in thousands) 2023 2022 $ %   2024 2023 $ % Adjusted Gross Margin1 $93,458 $79,452 $14,006 0.17628253536726576   $,118,508 $86,982 $31,526 0.36244280425835229                   Depreciation, amort. & property taxes 15,238 18,736 -3,498 (18.7)%   20,955 18,670 2,285 12.2% Transaction and transition-related expenses2 6,456 0 6,456 NMF 921 0 921 N/A Other operating expenses 37,393 29,601 7,792 0.26323435019087194   38,523 30,687 7,836 0.25535242936748459 Operating income $34,371 $31,115 $3,256 0.10464406234934918   $58,109 $37,625 $20,484 0.54442524916943524

Unregulated Energy Segment Drives 24%+ Operating Income Growth Cooler weather over prior year impacted operating income Increased propane consumption, which was primarily due to colder weather Increased propane margins and service fees Acquisition of J.T. Lee and Son’s, which was completed in December 2023, also contributed to higher propane margins Increase in rates, gathering margins and consumption for Aspire Energy Q1 2024 Highlights 1 See appendix for GAAP to non-GAAP reconciliation of adjusted gross margin. Higher propane margins and fees as well as increased margins for the other unregulated energy businesses drove increased earnings for the quarter. Key Projects Driving Adjusted Gross Margin                                     Adjusted Gross Marin     Three Months Ended Six Months Ended Year Ended Estimate for   Project/Initiative September 30, September 30, December Fiscal   (in thousands) 2023 2022 2023 2022 2022 2023 2024   Pipeline Expansions:                 Guernsey Power Station $373 $373 $1,107 $1,004 $1,377 $1,486 $1,482   Southern Expansion - 0 0 0 - 586 2,344   Winter Haven Expansion 166 64 468 125 260 576 626   Beachside Pipeline Extension 603 - 1,206 - - 1,825 2,451   North Ocean City Connector - - 0 - - - 200   St. Cloud / Twin Lakes Expansion 118 - 118 - - 268 584   Clean Energy1 267 - 783 - 126 1,009 1,009   Wildlight 178 - 271 - - 528 2,000   Lake Wales 114 - 152 - - 265 454   Newberry - - - - - 0 862   Total Pipeline Expansions 1,819 437 4,105 1,129 1,763 6,543 12,012       CNG/RNG/LNG Transportation and Infrastructure 2,385 2,813 8,811 7,473 11,100 $11,321 $13,306       Regulatory Initiatives:   Florida GUARD Program 90 - 90 - - 324 2,421   Capital Cost Surcharge Programs 687 489 2,110 1,503 2,001 2,811 3,979   Florida Rate Case Proceeding2 3,991 521 11,961 521 2,474 16,289 17,153   Electric Storm Protection Plan 298 - 940 - 486 960 2,433   Total Regulatory Initiatives 5,066 1,010 15,101 2,024 4,961 20,384 25,986                     Total $9,270 $4,260 $28,017 $10,626 $17,824 $38,248 $51,304       Year-Over-Year Change $20,424 $13,056                   EPS YTD2022 $3.04 A $7.0000000000000007E-2 B $0.08 C $0.44 D $-0.19 E $-0.02 F $-0.14000000000000001 G $-0.12 YTD2023 $3.1599999999999997 Capital Structure Overview - Strong Balance Sheet to Support Growth                                                                                                                                                                                                                                                                   45199   44926                                                                                                                             Stockholders' equity $,866,677   $,832,801                                                                                                                             Long-term debt, net of current maturities ,643,801   ,578,388                                                                                                                             Total permanent capitalization $1,510,478   $1,411,189                                                                                                                                                                                                                                                                   Current portion of long-term debt 20,000   21,483                                                                                                                               Short-term debt ,116,864   ,202,157                                                                                                                               Total capitalization and short-term financing $1,647,342   $1,634,829                                                                                                                                                                                                                                                                     Equity to Permanent Capital 0.57377664553869701   0.59014136306334586                                                                                                                             Equity to Total Capitalization 0.52610629729588632   0.50941168770556433                                                                                                                                                                                                                                                                   New Long-Term Debt Issuance $80,000   $50,000                                                                                                                               Net New Equity Issuance $2,542   $8,916                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                           EPS Q22022 $0.96 A $7.0000000000000007E-2 B $0.45 C $-0.28999999999999998 D $-0.1 E $-0.05 F $-0.12 Q22023 $0.91999999999999982 Diluted Earnings Per Share from Continuing Operations Column1 Q22022 $0.96 Q22023 $0.23 -0.76041666666666663 YTD 2022 $3.04 YTD 2023 $2.27 -0.25328947368421051                       Regulated Energy Segment                       Third Quarter Change   Year-to-Date Change   (in thousands) 2023 2022 $ %   2023 2022 $ %   Adjusted Gross Margin1 $75,893 $69,732 $6,161 8.8%   $,240,130 $,222,800 $11,169 5.1%                         Dep., amort. & property taxes 18,891 18,594 297 1.6%   56,415 55,225 1,190 2.2% Transaction-related expenses 3,899 0 3,899 NMF 3,899 0 NMF   Other operating expenses 28,191 27,475 716 2.6%   87,988 83,373 4,615 5.5%   Operating income $24,912 $23,663 $1,249 5.3%   $91,828 $84,202 $7,626 9.6% Adjusted Net Income and Adjusted EPS Third Quarter Year-to-Date 2023 2022 2023 2022 (in thousands, except shares and per share data) Net Income (GAAP) $9,407 $9,662 $61,884 $63,646 Less: Transaction-related expenses, net1 2,804 0 2,898 0 Adjusted Net Income (Non-GAAP) $12,211 $9,662 $64,782 $63,646 Weighted average common shares outstanding - diluted 17,857,784 17,819,373 17,847,288 17,797,001 Earnings Per Share - Diluted (GAAP) $0.53 $0.54 $3.47 $3.58 Less: Transaction-related expenses, net1 0.16 0 0.16 0 Adjusted Earnings Per Share - Diluted (Non-GAAP) $0.69000000000000006 $0.54 $3.6300000000000003 $3.58 (1) Transaction-related expenses represent costs incurred attributable to the announced acquisition of FCG including, but not limited to, legal, consulting, audit and financing fees. Consolidated Results Third Quarter Change Year-to-Date Change (in thousands) 2023 2022 $ % 2023 2022 $ % Operating Revenues $,131,547 $,131,053 $494 .4% $,485,269 $,493,403 $-8,134 -1.6% Cost of Sales: Natural gas, propane and electric costs ,-37,094 ,-44,205 7,111 -0.16086415563850243 -,161,478 -,188,502 27,024 -0.14336187414457141 Depreciation & amortization ,-17,610 ,-17,339 -,271 1.6% ,-52,096 ,-51,532 -,564 1.9% Operations &maintenance expense1 ,-12,733 ,-16,513 3,780 -0.22891055532005086 ,-47,251 ,-47,700 449 -0.9% Gross Margin (GAAP) 64,110 52,996 11,114 0.2097139406747679 ,224,444 ,205,669 18,775 9.1% Operations &maintenance expense1 12,733 16,513 -3,780 -0.22891055532005086 47,251 47,700 -,449 -0.9% Depreciation & amortization 17,610 17,339 271 1.6% 52,096 51,532 564 1.9% Adjusted Gross Margin (non-GAAP) $94,453 $86,848 $7,605 8.8% $,323,791 $,304,901 $18,890 6.2% Regulated Energy Segment Third Quarter Change Year-to-Date Change (in thousands) 2023 2022 $ % 2023 2022 $ % Operating Revenues $,102,411 $90,980 $11,431 0.12564299846120025 $,345,822 $,311,064 $34,758 0.11173906334387779 Cost of Sales: Natural gas, propane and electric costs ,-26,518 ,-21,248 -5,270 0.24802334337349397 -,105,692 ,-88,264 ,-17,428 0.19745309525967553 Depreciation & amortization ,-13,192 ,-13,271 79 -0.6% ,-39,179 ,-39,496 317 -0.8% Operations &maintenance expense1 -4,819 -9,211 4,392 -0.47682119205298013 ,-23,346 ,-25,694 2,348 -9.1% Gross Margin (GAAP) 57,882 47,250 10,632 0.225015873015873 ,177,605 ,157,610 19,995 0.12686377767908127 Operations &maintenance expense1 4,819 9,211 -4,392 -0.47682119205298013 23,346 25,694 -2,348 -9.1% Depreciation & amortization 13,192 13,271 -79 -0.6% 39,179 39,496 -,317 -0.8% Adjusted Gross Margin (non-GAAP) $75,893 $69,732 $6,161 8.8% $,240,130 $,222,800 $17,330 7.8% Unregulated Energy Segment Third Quarter Change Year-to-Date Change (in thousands) 2023 2022 $ % 2023 2022 $ % Operating Revenues $34,970 $47,914 $,-12,944 -0.27015068664690906 $,158,886 $,202,669 $,-43,783 -0.2160320522625562 Cost of Sales: Natural gas, propane and electric costs ,-16,381 ,-30,768 14,387 -0.46759620384815392 ,-75,068 -,120,476 45,408 -0.37690494372323119 Depreciation & amortization -4,420 -4,071 -,349 8.6% ,-12,923 ,-12,025 -,898 7.5% Operations &maintenance expense1 -7,532 -7,673 141 -1.8% ,-23,528 ,-21,428 -2,100 9.8% Gross Margin (GAAP) 6,637 5,402 1,235 0.228619029988893 47,367 48,740 -1,373 -2.8% Operations &maintenance expense1 7,532 7,673 -,141 -1.8% 23,528 21,428 2,100 9.8% Depreciation & amortization 4,420 4,071 349 8.6% 12,923 12,025 898 7.5% Adjusted Gross Margin (non-GAAP) $18,589 $17,146 $1,443 8.4% $83,818 $82,193 $1,625 1.9770540070322289 45107 44926 Fourth Quarter Change First Quarter Change Stockholder's equity $,864,228 $,832,801 (in thousands) 2023 2022 $ % 2024 2023 $ % Long-term debt, net of current maturities ,645,742 ,578,388 Adjusted Gross Margin1 $36,838 $35,874 $964 2.7% $46,049 $42,594 $3,455 8.1% Total permanent capitalization $1,509,970 $1,411,189 Depreciation, amort. & property taxes 5,025 4,540 485 0.10682819383259912 5,155 4,822 333 6.9% Current portion of long-term debt $19,994 21,483 Other operating expenses 18,916 19,541 -,625 -3.2% 19,465 20,527 -1,062 -5.2% Short-term debt $95,807 ,202,157 Operating income $12,897 $11,793 $1,104 9.4% $21,429 $17,245 $4,184 0.2426210495795883 Total capitalization and short-term financing $1,625,771 $1,634,829 Equity to Permanent Capital 0.56699999999999995 0.59 Equity to Total Capitalization 0.52700000000000002 0.50900000000000001 New Long-Term Debt Issuance $80,000 $50,000 Net New Equity Issuance $0 $8,916 Key Projects Driving Adjusted Gross Margin                                     Adjusted Gross Marin     Three Months Ended Six Months Ended Year Ended Estimate for   Project/Initiative September 30, September 30, December Fiscal   (in thousands) 2023 2022 2023 2022 2022 2023 2024   Pipeline Expansions:                 Guernsey Power Station $373 $373 $1,107 $1,004 $1,377 $1,486 $1,482   Southern Expansion - 0 0 0 - 586 2,344   Winter Haven Expansion 166 64 468 125 260 576 626   Beachside Pipeline Extension 603 - 1,206 - - 1,825 2,451   North Ocean City Connector - - 0 - - - 200   St. Cloud / Twin Lakes Expansion 118 - 118 - - 268 584   Clean Energy1 267 - 783 - 126 1,009 1,009   Wildlight 178 - 271 - - 528 2,000   Lake Wales 114 - 152 - - 265 454   Newberry - - - - - 0 862   Total Pipeline Expansions 1,819 437 4,105 1,129 1,763 6,543 12,012       CNG/RNG/LNG Transportation and Infrastructure 2,385 2,813 8,811 7,473 11,100 $11,321 $13,306       Regulatory Initiatives:   Florida GUARD Program 90 - 90 - - 324 2,421   Capital Cost Surcharge Programs 687 489 2,110 1,503 2,001 2,811 3,979   Florida Rate Case Proceeding2 3,991 521 11,961 521 2,474 16,289 17,153   Electric Storm Protection Plan 298 - 940 - 486 960 2,433   Total Regulatory Initiatives 5,066 1,010 15,101 2,024 4,961 20,384 25,986                     Total $9,270 $4,260 $28,017 $10,626 $17,824 $38,248 $51,304       Year-Over-Year Change $20,424 $13,056                   EPS YTD2022 $3.04 A $7.0000000000000007E-2 B $0.08 C $0.44 D $-0.19 E $-0.02 F $-0.14000000000000001 G $-0.12 YTD2023 $3.1599999999999997 Capital Structure Overview - Strong Balance Sheet to Support Growth                                                                                                                                                                                                                                                                   45199   44926                                                                                                                             Stockholders' equity $,866,677   $,832,801                                                                                                                             Long-term debt, net of current maturities ,643,801   ,578,388                                                                                                                             Total permanent capitalization $1,510,478   $1,411,189                                                                                                                                                                                                                                                                   Current portion of long-term debt 20,000   21,483                                                                                                                               Short-term debt ,116,864   ,202,157                                                                                                                               Total capitalization and short-term financing $1,647,342   $1,634,829                                                                                                                                                                                                                                                                     Equity to Permanent Capital 0.57377664553869701   0.59014136306334586                                                                                                                             Equity to Total Capitalization 0.52610629729588632   0.50941168770556433                                                                                                                                                                                                                                                                   New Long-Term Debt Issuance $80,000   $50,000                                                                                                                               Net New Equity Issuance $2,542   $8,916                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                           EPS Q22022 $0.96 A $7.0000000000000007E-2 B $0.45 C $-0.28999999999999998 D $-0.1 E $-0.05 F $-0.12 Q22023 $0.91999999999999982 Diluted Earnings Per Share from Continuing Operations Column1 Q22022 $0.96 Q22023 $0.23 -0.76041666666666663 YTD 2022 $3.04 YTD 2023 $2.27 -0.25328947368421051                       Regulated Energy Segment                       Third Quarter Change   Year-to-Date Change   (in thousands) 2023 2022 $ %   2023 2022 $ %   Adjusted Gross Margin1 $75,893 $69,732 $6,161 8.8%   $,240,130 $,222,800 $11,169 5.1%                         Dep., amort. & property taxes 18,891 18,594 297 1.6%   56,415 55,225 1,190 2.2% Transaction-related expenses 3,899 0 3,899 NMF 3,899 0 NMF   Other operating expenses 28,191 27,475 716 2.6%   87,988 83,373 4,615 5.5%   Operating income $24,912 $23,663 $1,249 5.3%   $91,828 $84,202 $7,626 9.6% Adjusted Net Income and Adjusted EPS Third Quarter Year-to-Date 2023 2022 2023 2022 (in thousands, except shares and per share data) Net Income (GAAP) $9,407 $9,662 $61,884 $63,646 Less: Transaction-related expenses, net1 2,804 0 2,898 0 Adjusted Net Income (Non-GAAP) $12,211 $9,662 $64,782 $63,646 Weighted average common shares outstanding - diluted 17,857,784 17,819,373 17,847,288 17,797,001 Earnings Per Share - Diluted (GAAP) $0.53 $0.54 $3.47 $3.58 Less: Transaction-related expenses, net1 0.16 0 0.16 0 Adjusted Earnings Per Share - Diluted (Non-GAAP) $0.69000000000000006 $0.54 $3.6300000000000003 $3.58 (1) Transaction-related expenses represent costs incurred attributable to the announced acquisition of FCG including, but not limited to, legal, consulting, audit and financing fees. Consolidated Results Third Quarter Change Year-to-Date Change (in thousands) 2023 2022 $ % 2023 2022 $ % Operating Revenues $,131,547 $,131,053 $494 .4% $,485,269 $,493,403 $-8,134 -1.6% Cost of Sales: Natural gas, propane and electric costs ,-37,094 ,-44,205 7,111 -0.16086415563850243 -,161,478 -,188,502 27,024 -0.14336187414457141 Depreciation & amortization ,-17,610 ,-17,339 -,271 1.6% ,-52,096 ,-51,532 -,564 1.9% Operations &maintenance expense1 ,-12,733 ,-16,513 3,780 -0.22891055532005086 ,-47,251 ,-47,700 449 -0.9% Gross Margin (GAAP) 64,110 52,996 11,114 0.2097139406747679 ,224,444 ,205,669 18,775 9.1% Operations &maintenance expense1 12,733 16,513 -3,780 -0.22891055532005086 47,251 47,700 -,449 -0.9% Depreciation & amortization 17,610 17,339 271 1.6% 52,096 51,532 564 1.9% Adjusted Gross Margin (non-GAAP) $94,453 $86,848 $7,605 8.8% $,323,791 $,304,901 $18,890 6.2% Regulated Energy Segment Third Quarter Change Year-to-Date Change (in thousands) 2023 2022 $ % 2023 2022 $ % Operating Revenues $,102,411 $90,980 $11,431 0.12564299846120025 $,345,822 $,311,064 $34,758 0.11173906334387779 Cost of Sales: Natural gas, propane and electric costs ,-26,518 ,-21,248 -5,270 0.24802334337349397 -,105,692 ,-88,264 ,-17,428 0.19745309525967553 Depreciation & amortization ,-13,192 ,-13,271 79 -0.6% ,-39,179 ,-39,496 317 -0.8% Operations &maintenance expense1 -4,819 -9,211 4,392 -0.47682119205298013 ,-23,346 ,-25,694 2,348 -9.1% Gross Margin (GAAP) 57,882 47,250 10,632 0.225015873015873 ,177,605 ,157,610 19,995 0.12686377767908127 Operations &maintenance expense1 4,819 9,211 -4,392 -0.47682119205298013 23,346 25,694 -2,348 -9.1% Depreciation & amortization 13,192 13,271 -79 -0.6% 39,179 39,496 -,317 -0.8% Adjusted Gross Margin (non-GAAP) $75,893 $69,732 $6,161 8.8% $,240,130 $,222,800 $17,330 7.8% Unregulated Energy Segment Third Quarter Change Year-to-Date Change (in thousands) 2023 2022 $ % 2023 2022 $ % Operating Revenues $34,970 $47,914 $,-12,944 -0.27015068664690906 $,158,886 $,202,669 $,-43,783 -0.2160320522625562 Cost of Sales: Natural gas, propane and electric costs ,-16,381 ,-30,768 14,387 -0.46759620384815392 ,-75,068 -,120,476 45,408 -0.37690494372323119 Depreciation & amortization -4,420 -4,071 -,349 8.6% ,-12,923 ,-12,025 -,898 7.5% Operations &maintenance expense1 -7,532 -7,673 141 -1.8% ,-23,528 ,-21,428 -2,100 9.8% Gross Margin (GAAP) 6,637 5,402 1,235 0.228619029988893 47,367 48,740 -1,373 -2.8% Operations &maintenance expense1 7,532 7,673 -,141 -1.8% 23,528 21,428 2,100 9.8% Depreciation & amortization 4,420 4,071 349 8.6% 12,923 12,025 898 7.5% Adjusted Gross Margin (non-GAAP) $18,589 $17,146 $1,443 8.4% $83,818 $82,193 $1,625 1.9770540070322289 45107 44926 Fourth Quarter Change First Quarter Change Stockholder's equity $,864,228 $,832,801 (in thousands) 2023 2022 $ % 2024 2023 $ % Long-term debt, net of current maturities ,645,742 ,578,388 Adjusted Gross Margin1 $36,838 $35,874 $964 2.7% $46,049 $42,594 $3,455 8.1% Total permanent capitalization $1,509,970 $1,411,189 Depreciation, amort. & property taxes 5,025 4,540 485 0.10682819383259912 5,155 4,822 333 6.9% Current portion of long-term debt $19,994 21,483 Other operating expenses 18,916 19,541 -,625 -3.2% 19,465 20,527 -1,062 -5.2% Short-term debt $95,807 ,202,157 Operating income $12,897 $11,793 $1,104 9.4% $21,429 $17,245 $4,184 0.2426210495795883 Total capitalization and short-term financing $1,625,771 $1,634,829 Equity to Permanent Capital 0.56699999999999995 0.59 Equity to Total Capitalization 0.52700000000000002 0.50900000000000001 New Long-Term Debt Issuance $80,000 $50,000 Net New Equity Issuance $0 $8,916

Best in Class Shareholder Return Earnings Growth Driven by Capital Investment Earnings Guidance Affirmed; Driving Increased Shareholder Value Earnings Per Share - Diluted 21 Consecutive Years of Dividend Increases  Current Annualized Dividend of $2.56/share 9% CAGR over last 10 years Targeting Long-term DPO of 45 - 50%2 Enables CPK to reinvest in growth plan 1Q 2024 Adjusted Earnings Per Share of $2.101 2024 Adj. EPS Guidance of $5.33 to $5.45   2025 EPS Guidance of $6.15 to $6.35 2028 EPS Guidance reiterated: $7.75 to $8.00 Dividend Growth Supported by Earnings Annual shareholder return >95th percentile among peer group3 the past 5, 10, 15 & 20 year periods >300% increase in stock price over the past 15 years drives a $2.1B Increase in Market Cap Highest P/E4 ratio in peer group3 at end of 1Q24 1 Adjusted EPS excludes transaction-related expenses incurred attributable to the acquisition of FCG. 2 Future dividends are subject to board approval. 3 Peer Group includes select group of 10 CKP peer companies. Details can be found in the Annual Report on Form 10-K. 4 Price-to-Earnings ratio based on analyst consensus next twelve months EPS. 1 +8.4 – 8.7% 10-Year CAGR Guidance

Capital Structure Overview – Strong Balance Sheet to Support Growth Stockholders’ Equity increased $35M since the end of 2023 primarily driven by: Strong Net Income performance of ~$46M Dividend Reinvestment and Stock Compensation Plans increases of ~$1M Reduced by Continued Dividend payments of ~$13M (in thousands) March 2023: $80M New Long-Term Debt Nov 2023: FCG Acquisition Financing $550M of New Long-term Debt 4.4M New CPK Shares 53% Equity to Capitalization prior to FCG Financing Recent Highlights Long-Term Debt ~$1.2B with an Average Interest Rate <5% Short-Term Debt $375M Facility with ~$170M outstanding 1 year tranche: $175M, SOFR +0.75% 5 year tranche: $200M, SOFR + 0.95% Maintaining a $50M interest rate swap at 3.98% through September 2025

Three Decades of Dividend Growth Drive Shareholder Return Annualized Dividend per Share Quarterly Dividend History 1 Calculated through 12/31/2023. 10-Year Dividend CAGR of 9% 64 Consecutive Years of Dividend Payments – Since 1960 21 Consecutive Years of Dividend Increases – Since 2004 Dividend Increases in 29 of the last 31 Years – Since 1994 12%+ Compounded Annual Shareholder Return over 10 years1 Increase of 8.5%

Pathway to 2024 EPS1 Guidance Our 2024 target is based on continued growth from our legacy businesses, a full year of contribution from FCG, and additional opportunities we have identified2 1 Diluted Earnings Per Share Growth from Continuing Operations; 2023 excludes transaction-related costs associated with the FCG acquisition. 2 The actual contributions of each category, as well as others not defined above, may vary. Adjusted Diluted Earnings Per Share1 Dilution from incremental shares ~ $(1.00) Full year of base contribution from FCG & financing Range: $0.35 - $0.45 Continued growth from legacy businesses Range: $0.40 - $0.50 2023 Adjusted EPS1 Identified Additional Opportunities Range: $0.20 - $0.30 $5.33 - $5.45 2024 Adj. EPS1 Guidance $5.31 Q1 2024 $2.10

Executing on the Identified 2024 Pathway Our team has begun to execute on additional opportunities to propel earnings growth in 2024 Cost and operating synergies & efficiencies Acceleration of infrastructure programs / new capital projects New margin through the value chain Asset optimization / utilization Technology enhancements Regulatory strategies & financing opportunities Synergies and efficiencies will contribute significantly to our 2024 earnings Combining natural gas leadership Optimizing support services Reducing reliance on Transition Service Agreements Integrating cyber security platforms Transitioning to digital platform Continuing cost management Updating depreciation studies Timing of investment in SAFE Program Three New RNG Projects Expansion of SAFE Program Alignment on Pipeline Infrastructure Programs New Marlin Reservation Agreements New Pipeline Projects

Regulatory Strategy Drives Earnings

Rate Case Initiatives

Florida Public Utilities
- Rates became effective March 1, 2023
- $17.2 million rate increase; allowed ROE of 10.25% and equity percentage of 55%
- Consolidated four natural gas distribution entities

Florida City Gas
- Rates became effective May 1, 2023
- $14.1 million rate increase; allowed ROE of 8.5% -10.5%
- Reserve surplus amortization mechanism authorizes FCG to earn within its approved ROE range

Maryland LDCs
- Rate case filed January 30, 2024
- Propose consolidating our three MD distribution companies
- Separately filed combined depreciation studies

Infrastructure Programs

Florida Public Utilities and Florida City Gas
- GUARD and SAFE: combined projected capital investment of $410 million over a 10-year period; additional $50 million SAFE program expansion under review
- Programs enhance the safety, reliability and accessibility of portions of our Florida natural gas distribution systems

Florida Public Utilities-Electric
- Storm Protection Plan and Storm Protection Plan Cost Recovery mechanisms
- Capital investment of over $13 million for 2024 with continued investment going forward

Eastern Shore Natural Gas
- No specified limit on capital investment or time frame
- Recovery mechanism for capital costs associated with mandated highway and railroad relocate projects and compliance with new PHMSA regulations requiring the replacement of existing ESNG facilities

CHESAPEAKE UTILITIES CORPORATION
19

Significant Regulatory Progress on Recent Florida Transmission Projects

7 Approved

4 Under Review by Commission

Projects	Est. CapEx
Newberry Expansion, Wildlight Phase 2, Boynton Beach Pipeline, New Smyrna Beach Pipeline	~$106M
Lake Mattie Expansion, Plant City Expansion, and St. Cloud Expansion[1]	
Indian River RNG, Brevard RNG, Medley RNG, and Pioneer Supply Header Pipeline[2]	~$46M

[1] Approved by the Florida Public Service Commission on May 7, 2024; expected to be added to the Projects Table in Q2 2024.
[2] Pioneer Supply Header Pipeline not included in $46M estimate as total capital expenditures for the project are still being determined.

CHESAPEAKE UTILITIES CORPORATION
20

Worcester Resiliency Upgrade Project Proceeding On Schedule Eastern Shore Natural Gas project designed to meet critical energy service to customers during the peak winter heating season $80 million planned liquefied natural gas storage facility in Bishopville, MD Project consists of five low-profile horizontal storage tanks allowing for up to 0.5 million gallons of storage plus pipeline looping and additional upgrades Improvements will help protect against weather-related disruptions, keeping energy prices affordable  30-year agreements with customers 1 FERC = Federal Energy Regulatory Commission.

Working Together to Make Life Better for the Communities We Serve Safety and Reliability Report published April 2024 Received approval to establish first-of-its-kind natural gas energy efficiency program in Delaware Progressing on our first full-scale RNG production facility Turning recycled pipe into useful and beautiful benches for local communities, parks, and trails Promoted Earth Day initiatives, including a free tree program for employees across the Company Consistently recognized for corporate success, including the recent BBB Torch Award Earth Day & Arbor Day Sustainability Reporting Energy Efficiency Portfolio Recent Corporate Award Full Circle Dairy Recycled Pipe Benches

Investment Proposition – Committed to Superior Performance Our foundation for growth remains strong PLATFORMS FOR GROWTH FINANCIAL DISCIPLINE ENERGIZED TEAM TRACK RECORD We continually increase shareholder value through our: We identify and execute steady, return-oriented capital investments across our business units Building on our most recent five-year expenditures of $1.9 billion, our CapEx guidance of $1.5 billion to $1.8 billion through 2028, driven by numerous opportunities across our enterprise We are steadfast in our commitment to top quartile earnings performance & maintaining a strong balance sheet Affirming Adjusted EPS guidance for 2024 between $5.33 to $5.45 and reaffirming our targeted 2025 EPS between $6.15 to $6.35, growing to $7.75 to $8.00 by 2028, an 8% CAGR over the period We have the expertise to balance project development and execution Our team prioritizes our people, our customers, our assets and our communities while striving to deliver growth and value for our stakeholders Over and over, we have proven we get it done; we have a long history of top-tier earnings and dividend growth Consistently beating expectations, recording 17 years of consecutive earnings per share growth1 and 20 consecutive years of increasing the dividend 1 Earnings per share growth excludes TCJA impact in 2017; 2023 excludes transaction-related costs associated with the FCG acquisition.

Appendix CHESAPEAKE UTILITIES CORPORATION

GAAP to Non-GAAP Reconciliation – Consolidated Results 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2023 for additional details. First Quarter Change Fiscal Year Change (in thousands) 2024 2023 $ % 2023 2022 $ % Operating Revenues $,245,744 $,218,129 $27,615 0.12659939760417002 $,670,604 $,680,704 $,-10,100 -1.5% Cost of Sales: Natural gas, propane and electric costs ,-81,217 ,-88,589 7,372 -8.3% -,216,481 -,260,506 44,025 -0.16899802691684646 Depreciation & amortization ,-17,016 ,-17,183 167 -0.97189082232439043 ,-65,501 ,-68,973 3,472 -5.3% Operations &maintenance expense1 ,-21,160 ,-17,758 -3,402 0.1915756278860232 ,-58,649 ,-65,288 6,639 -0.10168790589388556 Gross Margin (GAAP) ,126,351 94,599 31,752 0.33564836837598705 ,329,973 ,285,937 44,036 0.15400595236013528 Operations &maintenance expense1 21,160 17,758 3,402 0.1915756278860232 58,649 65,288 -6,639 -0.10168790589388556 Depreciation & amortization 17,016 17,183 -,167 -0.97189082232439043 65,501 68,973 -3,472 -5.3% Adjusted Gross Margin (non-GAAP) $,164,527 $,129,540 $34,987 0.27008645978076268 $,454,123 $,420,198 $33,925 8.7% First Quarter Change Fiscal Year Change (in thousands) 2024 2023 $ % 2023 2022 $ % Operating Revenues $,245,744 $,218,129 $27,615 0.12659939760417002 $,670,604 $,680,704 $,-10,100 -1.5% Cost of Sales: Natural gas, propane and electric costs ,-81,217 ,-88,589 7,372 -8.3% -,216,481 -,260,506 44,025 -0.16899802691684646 Depreciation & amortization ,-17,016 ,-17,183 167 -0.97189082232439043 ,-65,501 ,-68,973 3,472 -5.3% Operations &maintenance expense1 ,-21,160 ,-17,758 -3,402 0.1915756278860232 ,-58,649 ,-65,288 6,639 -0.10168790589388556 Gross Margin (GAAP) ,126,351 94,599 31,752 0.33564836837598705 ,329,973 ,285,937 44,036 0.15400595236013528 Operations &maintenance expense1 21,160 17,758 3,402 0.1915756278860232 58,649 65,288 -6,639 -0.10168790589388556 Depreciation & amortization 17,016 17,183 -,167 -0.97189082232439043 65,501 68,973 -3,472 -5.3% Adjusted Gross Margin (non-GAAP) $,164,527 $,129,540 $34,987 0.27008645978076268 $,454,123 $,420,198 $33,925 8.7%

GAAP to Non-GAAP Reconciliation – Regulated Energy Segment 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2023 for additional details. First Quarter Change Fiscal Year Change (in thousands) 2024 2023 $ % 2023 2022 $ % Operating Revenues $,168,426 $,142,270 $26,156 0.18384761369227526 $,473,595 $,429,424 $44,171 0.10286104176757703 Cost of Sales: Natural gas, propane and electric costs ,-49,918 ,-55,288 5,370 -9.7% -,140,008 -,127,172 ,-12,836 0.10093416789859402 Depreciation & amortization ,-12,537 ,-12,952 415 -3.2% ,-48,162 ,-52,707 4,545 -8.6% Operations &maintenance expense1 ,-12,736 -9,287 -3,449 0.37137934747496498 ,-27,485 ,-35,472 7,987 -0.22516350924672981 Gross Margin (GAAP) 93,235 64,743 28,492 0.44007846408105894 ,257,940 ,214,073 43,867 0.20491608002877523 Operations &maintenance expense1 12,736 9,287 3,449 0.37137934747496498 27,485 35,472 -7,987 -0.22516350924672981 Depreciation & amortization 12,537 12,952 -,415 -3.2% 48,162 52,707 -4,545 -8.6% Adjusted Gross Margin (non-GAAP) $,118,508 $86,982 $31,526 0.36244280425835229 $,333,587 $,302,252 $31,335 0.10367177057554623 First Quarter Change Fiscal Year Change (in thousands) 2024 2023 $ % 2023 2022 $ % Operating Revenues $,168,426 $,142,270 $26,156 0.18384761369227526 $,473,595 $,429,424 $44,171 0.10286104176757703 Cost of Sales: Natural gas, propane and electric costs ,-49,918 ,-55,288 5,370 -9.7% -,140,008 -,127,172 ,-12,836 0.10093416789859402 Depreciation & amortization ,-12,537 ,-12,952 415 -3.2% ,-48,162 ,-52,707 4,545 -8.6% Operations &maintenance expense1 ,-12,736 -9,287 -3,449 0.37137934747496498 ,-27,485 ,-35,472 7,987 -0.22516350924672981 Gross Margin (GAAP) 93,235 64,743 28,492 0.44007846408105894 ,257,940 ,214,073 43,867 0.20491608002877523 Operations &maintenance expense1 12,736 9,287 3,449 0.37137934747496498 27,485 35,472 -7,987 -0.22516350924672981 Depreciation & amortization 12,537 12,952 -,415 -3.2% 48,162 52,707 -4,545 -8.6% Adjusted Gross Margin (non-GAAP) $,118,508 $86,982 $31,526 0.36244280425835229 $,333,587 $,302,252 $31,335 0.10367177057554623

GAAP to Non-GAAP Reconciliation – Unregulated Energy Segment 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2023 for additional details. First Quarter Change Fiscal Year Change (in thousands) 2024 2023 $ % 2023 2022 $ % Operating Revenues $83,103 $83,165 $-62 .1% $,223,148 $,280,750 $,-57,602 -0.20517186108637578 Cost of Sales: Natural gas, propane and electric costs ,-37,054 ,-40,571 3,517 -8.7% -,102,492 -,162,683 60,191 -0.36998948876034987 Depreciation & amortization -4,481 -4,234 -,247 5.8% ,-17,347 ,-16,257 -1,090 6.7% Operations &maintenance expense1 -8,422 -8,476 54 -0.6% ,-31,507 ,-29,825 -1,682 5.6% Gross Margin (GAAP) 33,146 29,884 3,262 0.10915540088341587 71,802 71,985 -,183 -0.3% Operations &maintenance expense1 8,422 8,476 -54 -0.6% 31,507 29,825 1,682 5.6% Depreciation & amortization 4,481 4,234 247 5.8% 17,347 16,257 1,090 6.7% Adjusted Gross Margin (non-GAAP) $46,049 $42,594 $3,455 8.1% $,120,656 $,118,067 $2,589 2.2% First Quarter Change Fiscal Year Change (in thousands) 2024 2023 $ % 2023 2022 $ % Operating Revenues $83,103 $83,165 $-62 .1% $,223,148 $,280,750 $,-57,602 -0.20517186108637578 Cost of Sales: Natural gas, propane and electric costs ,-37,054 ,-40,571 3,517 -8.7% -,102,492 -,162,683 60,191 -0.36998948876034987 Depreciation & amortization -4,481 -4,234 -,247 5.8% ,-17,347 ,-16,257 -1,090 6.7% Operations &maintenance expense1 -8,422 -8,476 54 -0.6% ,-31,507 ,-29,825 -1,682 5.6% Gross Margin (GAAP) 33,146 29,884 3,262 0.10915540088341587 71,802 71,985 -,183 -0.3% Operations &maintenance expense1 8,422 8,476 -54 -0.6% 31,507 29,825 1,682 5.6% Depreciation & amortization 4,481 4,234 247 5.8% 17,347 16,257 1,090 6.7% Adjusted Gross Margin (non-GAAP) $46,049 $42,594 $3,455 8.1% $,120,656 $,118,067 $2,589 2.2%

GAAP to Non-GAAP Reconciliation – Adjusted Net Income and EPS 1 Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transition services, consulting, system integration, rebranding and legal fees. 2 Weighted average shares for the quarter ended March 31, 2024 reflect the impact of 4.4 million common shares issued in November 2023 in connection with the acquisition of FCG. First Quarter Fiscal Year (in thousands, except per share data) 2024 2023 2023 2022 Net Income (GAAP) $46,168 $36,344 $87,212 $89,796 FCG transaction and transition-related expenses, net1 677 0 10,625 - Adjusted Net Income (Non-GAAP) $46,845 $36,344 $97,837 $89,796 Weighted average common shares outstanding - diluted2 22,306 17,832 18434857 17804294 Earnings Per Share - Diluted (GAAP) $2.0699999999999998 $2.04 $4.7300000000000004 $5.04 FCG transaction and transition-related expenses, net1 0.03 0 0.57999999999999996 - Adjusted Earnings Per Share - Diluted (Non-GAAP) $2.0999999999999996 2.04 $5.3100000000000005 $5.04 First Quarter Fiscal Year (in thousands, except per share data) 2024 2023 2023 2022 Net Income (GAAP) $46,168 $36,344 $87,212 $89,796 FCG transaction and transition-related expenses, net1 677 0 10,625 - Adjusted Net Income (Non-GAAP) $46,845 $36,344 $97,837 $89,796 Weighted average common shares outstanding - diluted2 22,306 17,832 18434857 17804294 Earnings Per Share - Diluted (GAAP) $2.0699999999999998 $2.04 $4.7300000000000004 $5.04 FCG transaction and transition-related expenses, net1 0.03 0 0.57999999999999996 - Adjusted Earnings Per Share - Diluted (Non-GAAP) $2.0999999999999996 2.04 $5.3100000000000005 $5.04

Weather Impacted Customer Consumption in the First Quarter Delmarva Three Months Ended March 31, Variance Year-over-Year 2024 2023 # % Actual HDD 1,962 1,774 188 +11% 10-yr Avg HDD (“Normal”) 2,221 2,285 (64) Variance from Normal # (259) (511) % -12% Ohio Three Months Ended March 31, Variance Year-over-Year 2024 2023 # % Actual HDD 2,659 2,384 275 +12% 10-yr Avg HDD (“Normal”) 2,965 2,965 ---- Variance from Normal # (306) (581) % -10% Florida Three Months Ended March 31, Variance Year-over-Year 2024 2023 # % Actual HDD 470 344 126 +37% 10-yr Avg HDD (“Normal”) 470 505 (35) Variance from Normal # --- (161) % --- Increased customer consumption in the quarter driven primarily by weather resulted in a $1.9M increase in adjusted gross margin. The 13% increase in HDDs compared to the prior-year period was concentrated largely in Delmarva and Ohio given the heat load in our northern service areas While temperatures were colder than the prior-year period, still approximately 10-12% warmer compared to normal temperatures in our Delmarva and Ohio service territories. Moderately Colder Weather Across All Service Areas

5-Year Projected Capital Expenditures Breakdown Spend Type 5-Year Projected Capital Investment Range (in millions) Regulated Distribution Growth $600 - $645 Regulated Transmission Growth $435 - $590 Regulated Infrastructure $300 - $340 Unregulated $140 - $165 Technology $70 - $90 89% of our 5-year capital expenditure plan is projected to be invested into our regulated businesses. Key Drivers of Investment Plan Investment in natural gas distribution systems to serve growing customer base and ensure safety and reliability (both legacy systems and FCG) Investment in gas transmission pipelines to support the utility systems, serve large users and uphold safety and reliability, including pipeline opportunities related to the FCG acquisition Investments in our unregulated operating business to support continued growth Investments in sustainable energy, such as pipelines and interconnects, to create a pathway to market for sustainable fuels Investments in technology to support enterprise resource planning and other systems necessary to support growth

Long-Term Debt Profile – Positioned to Execute Growth Plan Execute on a robust growing organic capital plan Fully integrate Florida City Gas and capitalize on commercial synergies & opportunities Navigate through the uncertain economic environment Minimal maturities over next 2 yrs enables CPK the flexibility to: (In Millions)

Quarterly Earnings Cadence1 Year Q1   Q2 Q3 Q4 FY 2023 $2.04 $0.90 $0.692 $1.64 $5.31 % of FY 38% 17% 13% 31% 2022  $2.08   $0.96   $0.54   $1.47   $5.04  % of FY 41% 19% 11% 29% 2021  $1.96   $0.78   $0.71   $1.28   $4.73  % of FY 41% 16% 15% 27% 2020  $1.77  $0.64  $0.56  $1.24  $4.21 % of FY 42% 15% 13% 29% 2019  $1.75   $0.54  $0.38  $1.04 $3.72** % of FY 47% 15% 10% 28% 5yr % Band 38% - 47% 15% - 19% 10% - 15% 27% - 31% Note: Historic Adjusted EPS presented from continuing operations. 1 Beginning in the third quarter of 2023, the Company’s earnings per share metric was adjusted to exclude transaction-related expenses attributable to the announced acquisition of FCG including, but not limited to, legal, consulting, audit and financing fees. 2 The sum of the four quarters does not equal the full year amount due to rounding and the impact of average share counts Adjusted EPS

Mission, Vision and Values OUR Mission We deliver energy that makes life better for the people and communities we serve. OUR Vision We will be a leader in delivering energy that contributes to a sustainable future. OUR Values Care We put people first. Keep them safe. Build trusting relationships. Foster a culture of equity, diversity and inclusion. Make a meaningful difference everywhere we live and work. Integrity We tell the truth. Ensure moral and ethical principles drive our decision-making. Do the right thing even when no one is watching. Excellence We achieve great things together. Hold each other accountable to do the work that makes us better, every day. Never give up.